AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT


         AMENDMENT dated as of February 26, 1999, by and among Health Fitness Corporation, a Minnesota corporation ("Borrower"), Health Fitness Rehab, Inc., a Minnesota corporation ("HF Rehab"), The Preferred Companies, Inc., an Arizona corporation ("TPC"), Health Fitness Rehab of Iowa, Inc., an Iowa corporation ("HF Rehab Iowa"), Duffy & Associates Physical Therapy Corp., an Iowa corporation ("Duffy"), Medlink Corporation, an Iowa corporation ("Medlink"), Medlink Services, Inc., an Iowa corporation ("Medlink Services"), Midlands Physical Therapy, Inc., a Nebraska corporation ("Midlands"), Fitness Centers of America, a California corporation ("Fitness Centers"), Sports & Orthopedic Physical Therapy, Inc., a Minnesota corporation ("Sports Therapy") and International Fitness Club Network, Inc.. a Rhode Island corporation, formerly known as David. W. Pickering, Inc. ("IFCN," and together with Sports Therapy, HF Rehab, TPC, HF Rehab Iowa, Duffy, Medlink, Medlink Services, Midlands and Fitness Centers, collectively, "Guarantors" and sometimes referred to individually as a "Guarantor") and Ableco Finance LLC, The Long Horizons Overseas Fund, Ltd., Styx Partners, L.P. and Styx International, Ltd., as direct or indirect assignees of Madeleine L.L.C., a New York limited liability company (individually and collectively, "Lender").


                               W I T N E S S E T H


         WHEREAS, Lender and Borrower have entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated February 17, 1998, by and among Lender, Borrower and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated February 28, 1998, Amendment No. 2 to Loan and Security Agreement, dated June 4, 1998, Amendment No. 3 to Loan and Security Agreement, dated June 26, 1998, Amendment No. 4 to Loan and Security Agreement, dated September 10, 1998, Amendment No. 5 to Loan and Security Agreement, dated November 2, 1998, and Amendment No. 6 to Loan and Security Agreement, dated as of January 8, 1999 (and as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements");

         WHEREAS, Borrower and Guarantors have requested certain amendments to the Loan Agreement and Lender is willing to agree to such amendments, subject to the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

                  (b) The term "Debenture Agent" shall mean Charles E. Bidwell, in his capacity as agent for any holder of the Subordinated Debentures, and his successors and assigns and including any other or additional person that may at any time act for or on behalf of any of the Junior Creditors.

                  (c) The term "Subordinated Debentures" shall mean, collectively, the Secured Convertible Subordinated Debentures at any time issued by Borrower, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced.

         2. Encumbrances. Section 8.5 of the Loan Agreement is hereby amended to add a new Section 8.5(i) as follows:

                           "(i) the security interests in and liens upon the
                  Collateral of Borrower granted to the Debenture Agent in the Subordinated Debentures to secure the Indebtedness of Borrower to the holders of the Subordinated Debentures permitted under
                  Section 8.6 below, which liens and security interests are subject and subordinate in all respects to the liens and security interests of Lender."

         3. Indebtedness. Section 8.6 of the Loan Agreement is hereby amended to add a new Section 8.6(i) as follows:

                           "(i) Indebtedness of Borrower to the holders of the
                  Subordinated Debentures evidenced by the Subordinated Debentures, provided, that, (A) the terms and conditions of such Indebtedness shall be acceptable in all respects to Lender, (B) the aggregate amount of all such Indebtedness shall not exceed $400,000 (less the aggregate amount of all repayments or repurchases of principal in respect thereof) plus interest thereon at the rate set forth in the Subordinated Debentures as in effect on the date of the execution thereof, (C) such Indebtedness is, in all respects, subject to and subordinate in right of payment to, the right of Lender to receive the prior final payment and satisfaction in full of all of the Obligations, (D) Borrower shall not, directly or indirectly, make any payments in respect of such Indebtedness, including, but not limited to, any prepayments or other non-mandatory payments, except, that, Borrower may make regularly scheduled payments of interest, on an unaccelerated basis, in respect of such Indebtedness in accordance with the terms of the Subordinated Debentures as in effect on the date of the execution thereof, unless and until Lender sends written notice to Debenture Agent of the occurrence of an Event of Default, (E) prior to the issuance of any Subordinated Debenture, Borrower shall notify Lender in writing of the person to whom such Subordinated Debenture will be issued and shall deliver to Lender the agreement of such person, in form and substance satisfactory to Lender, to be bound by the terms of the Intercreditor and Subordination Agreement by and among Lender and the holders of the Subordinated Debentures, (F) Borrower shall not, directly or indirectly, (1) amend, modify, alter or change any terms of such Indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof, except, that, Borrower may, after prior written notice to Lender, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith or to make any covenants contained therein less restrictive or burdensome as to Borrower or otherwise more favorable to Borrower, or (2) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose and (G) Borrower shall furnish to Lender all notices or demands in connection with such Indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be."

         4. Binding Effect. This Amendment has been duly executed and delivered by Borrower and Guarantors and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower and Guarantors contained herein constitute the legal, valid and binding obligations of Borrower and Guarantors enforceable against Borrower and Guarantors in accordance with their respective terms.

         5. Conditions Precedent. The effectiveness of the other provisions of this Amendment shall be subject to the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower and Guarantors.

         6. Ableco as Agent. Borrowers and Guarantors are hereby authorized to deal with Ableco Finance LLC as agent for itself, Long Horizons Overseas Fund, Ltd., Styx Partners L.P. and Styx International Ltd. for all purposes in connection with the Loan Agreement and the other Financing Agreements.

         7. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. Nothing contained herein shall be construed to limit the right of Lender at any time and from time to time demanding payment of any Loans (and related Obligations) outstanding in excess of the Borrowing Base and nothing contained herein should be construed as a waiver of any Event of Default.

         8. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or proper to effectuate the provisions and purposes of this Amendment.

         9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law or choice of law).

         10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         IN WITNESS WHEREOF, each of the undersigned have caused this agreement to be duly authorized, executed and delivered as of the day and year first above written.

HEALTH FITNESS CORPORATION                 HEALTH FITNESS REHAB, INC.

By:  /s/ Charles E. Bidwell                By:  /s/ Charles E. Bidwell

Title:  Chief Financial Officer            Title:  Chief Financial Officer


DUFFY & ASSOCIATES PHYSICAL                THE PREFERRED COMPANIES, INC.
   THERAPY SERVICES CORP.

By:  /s/ Charles E. Bidwell                By:  /s/ Charles E. Bidwell

Title:  Chief Financial Officer            Title:  Chief Financial Officer


MEDLINK CORPORATION                        HEALTH FITNESS REHAB OF
                                               IOWA, INC.

By:  /s/ Charles E. Bidwell                By:  /s/ Charles E. Bidwell

Title:  Chief Financial Officer            Title:  Chief Financial Officer


                     [SIGNATURES CONTINUE ON THE NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

MEDLINK SERVICES, INC.                     FITNESS CENTERS OF AMERICA

By:  /s/ Charles E. Bidwell                By:  /s/ Charles E. Bidwell

Title:  Chief Financial Officer            Title:  Chief Financial Officer



SPORTS & ORTHOPEDIC PHYSICAL               INTERNATIONAL FITNESS CLUB
   THERAPY, INC.                                NETWORK, INC.

By:  /s/ Charles E. Bidwell                By:  /s/ Charles E. Bidwell

Title:  Chief Financial Officer            Title:  Chief Financial Officer



MIDLANDS PHYSICAL THERAPY, INC.             ABLECO FINANCE LLC, for itself and
                                                                 as agent
By:   /s/ Charles E. Bidwell
                                            By:    /s/ Kevein P. Genda
Title:  Chief Financial Officer
                                            Title:     Vice President

MADELEINE, L.L.C.

By:    /s/ Kevein P. Genda

Title:   Vice President